Exhibit 10.1

SECOND AMENDMENT TO SECOND AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) is made as of September 28, 2023, by and among GPM INVESTMENTS, LLC, a Delaware limited liability company (“GPM”), GPM SOUTHEAST, LLC, a Delaware limited liability company (“GPM Southeast”), GPM1, LLC, a Delaware limited liability company (“GPM1”), GPM2, LLC, a Delaware limited liability company (“GPM2”), GPM3, LLC, a Delaware limited liability company (“GPM3”), GPM4, LLC, a Delaware limited liability company (“GPM5”), GPM5, LLC, a Delaware limited liability company (“GPM5”), GPM6, LLC, a Delaware limited liability company (“GPM6”), GPM8, LLC, a Delaware limited liability company (“GPM8”), GPM9, LLC, a Delaware limited liability company (“GPM9”), GPM APPLE, LLC, a Delaware limited liability company (“GPM Apple”), GPM EMPIRE, LLC, a Delaware limited liability company (“GPM Empire”), GPM MIDWEST, LLC, a Delaware limited liability company (“GPM Midwest”), GPM MIDWEST 18, LLC, a Delaware limited liability company (“GPM Midwest 18”), GPM RE, LLC, a Delaware limited liability company (“GPM RE”), COLONIAL PANTRY HOLDINGS, LLC, a Delaware limited liability company (“Colonial Pantry”), FLORIDA CONVENIENCE STORES, LLC, a Delaware limited liability company (“Florida Convenience”), PRIDE OPERATING, a Delaware limited liability company (“Pride Operating”), VILLAGE PANTRY, LLC, an Indiana limited liability company (“Village Pantry”), and VILLAGE VARIETY STORE OPERATIONS, LLC, a Delaware limited liability company (“Village Variety”) (individually and collectively, jointly and severally, whether one or more in number and in any combination, the “Borrower”), and M&T BANK, a New York banking corporation (the “Bank”).

RECITALS

WHEREAS, Bank extended credit to Borrower in the aggregate original principal amount of up to Fifty-Five Million and No/100 Dollars ($55,000,000.00) (collectively, the “Loan”), pursuant to the terms and provisions of that certain Second Amended, Restated and Consolidated Credit Agreement dated as of June 24, 2021 by and among Borrower and Bank and certain other parties named therein, as modified by that certain Amendment to Second Amended, Restated and Consolidated Credit Agreement dated as of October 14, 2021, as further modified by that certain Omnibus Amendment to Loan Documents and Consent Agreement dated as of October 3, 2022 (collectively, as further modified or amended from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed in the Credit Agreement); and

WHEREAS, Borrower and Bank mutually desire to modify and amend the provisions of the Credit Agreement in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, effective as of the date first written above, Borrower and Bank, in consideration of Bank’s continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, hereby agree that the Credit Agreement shall be, and the same hereby is, modified and amended as follows:

A. Conditions Precedent to Effectiveness of Modification. This Amendment shall become effective as of the date the following conditions precedent have been satisfied in Bank’s sole discretion or waived by Bank, for whose sole benefit such conditions exist:

(a) Borrower shall have executed and delivered this Amendment to Bank;

(b) Bank shall have executed this Amendment; and

(c) Borrower shall have paid to Bank all fees due and payable in connection with this Amendment, including, without limitation, (i) a commitment fee in the amount of $250,000.00, and (ii) all administrative expenses, legal fees (including attorneys’ fees) and/or out-of-pocket expenses.

B. Modifications. Upon satisfaction of the foregoing conditions precedent, the Credit Agreement shall be, without further act or deed, modified and amended as follows:

1. The Credit Agreement is hereby modified and amended by deleting and restating the defined term “Borrower” where it appears at the top of the first page of the Credit Agreement in its entirety as follows:

GPM INVESTMENTS, LLC, a limited liability company organized under the laws of Delaware (“GPM”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM SOUTHEAST, LLC, a limited liability company organized under the laws of Delaware (“GPM Southeast”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM1, LLC, a limited liability company organized under the laws of Delaware (“GPM1”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM2, LLC, a limited liability company organized under the laws of Delaware (“GPM2”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM3, LLC, a limited liability company organized under the laws of Delaware (“GPM3”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM4, LLC, a limited liability company organized under the laws of Delaware (“GPM4”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM5, LLC, a limited liability company organized under the laws of Delaware (“GPM5”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM6, LLC, a limited liability company organized under the laws of Delaware (“GPM6”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM8, LLC, a limited liability company organized under the laws of Delaware (“GPM8”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM9, LLC, a limited liability company organized under the laws of Delaware (“GPM9”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM APPLE, LLC, a limited liability company organized under the laws of Delaware (“GPM Apple”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM EMPIRE, LLC, a limited liability company organized under the laws of Delaware (“GPM Empire”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM MIDWEST, LLC, a limited liability company organized under the laws of Delaware (“GPM Midwest”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM MIDWEST 18, LLC, a limited liability company organized under the laws of Delaware (“GPM Midwest 18”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM RE, LLC, a limited liability company organized under the laws of Delaware (“GPM RE”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; COLONIAL PANTRY HOLDINGS, LLC, a limited liability company organized under the laws of Delaware (“Colonial Pantry”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; FLORIDA CONVENIENCE STORES, LLC, a limited liability company organized under the laws of Delaware (“Florida Convenience”); PRIDE OPERATING, LLC, a limited liability company organized under the laws of Delaware (“Pride Operating”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; VILLAGE PANTRY, LLC, a limited liability company organized under the laws of Indiana (“Village Pantry”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; and VILLAGE VARIETY STORE OPERATIONS, LLC, a limited liability company organized under the laws of Delaware (“Village Variety”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227 (individually and collectively, jointly and severally, whether one or more in number and in any combination).

2. The Credit Agreement is hereby further modified and amended by deleting and restating the following defined terms where they appear in Section 1 of the Credit Agreement, entitled “Definitions”, in their entirety as follows:

“Equipment Loan” shall mean that certain revolving line of credit from Bank to Equipment Loan Borrower in the aggregate original principal amount of up to Forty-Five Million and No/100 Dollars ($45,000,000.00), as further described in Section 9 hereinbelow.

“Equipment Loan Borrower” shall mean, individually and collectively, jointly and severally, whether one or more in number and in any combination, GPM, GPM Southeast, GPM1, GPM2, GPM3, GPM4, GPM5, GPM6, GPM Apple, GPM Empire, GPM Midwest, GPM Midwest 18, Colonial Pantry, Florida Convenience and Pride Operating, Village Pantry, and Village Variety.

“Loan” shall mean, individually and collectively, any extension of credit from Bank to Borrower that is made subject to this Agreement and which incorporates this Agreement by reference in the Loan Documents evidencing, securing or otherwise executed in connection with such extension of credit, including, without limitation, the Real Estate Loan and the Equipment Loan (and each Equipment Loan Advance thereunder). For the avoidance of doubt, this Agreement constitutes the “Credit Agreement” referenced in any of the Loan Documents containing such reference.

“Security Agreement” shall mean that certain Second Amended and Restated Security Agreement dated as of September 28, 2023 executed by Equipment Loan Borrower, as debtor, in favor of Bank, as secured party, encumbering the Collateral, as modified, amended and/or supplemented from time to time.

3. The Credit Agreement is hereby further modified and amended by deleting and restating subsection l, entitled “Equipment Collateral Releases”, of Section 3 of the Credit Agreement, entitled “Affirmative Covenants”, in its entirety as follows:

Equipment Collateral Releases. Bank agrees to release individual pieces of equipment constituting the Equipment Collateral from the lien of the Security Agreement in the event of a sale of, or termination of Equipment Loan Borrower’s lease for, the underlying real property on which such Equipment Collateral is located (each, an “Equipment Release”) upon satisfaction of the following conditions: (i) no Event of Default, and no event that, with the giving of notice or the passage of time or both would constitute an Event of Default, shall have occurred and be continuing under the Transaction Documents; (ii) the cost to Bank of any such Equipment Release shall be borne by Equipment Loan Borrower, including the reasonable fees and costs of Bank’s counsel; (iii) Equipment Loan Borrower shall have delivered to Bank at least five (5) days’ prior written notice of Equipment Loan Borrower’s request for such Equipment Release; (iv) Equipment Loan Borrower shall have provided satisfactory evidence to Bank of the pending sale of, or termination of the lease for, the underlying real property on which such Equipment Collateral is located; and (v) in connection with such Equipment Release, Equipment Loan Borrower shall have repaid the principal amount outstanding under each applicable Term Note evidencing the Equipment Loan Advance used to finance the acquisition of such Equipment Collateral in an amount equal to the original cost of such Equipment Collateral to be released pursuant to such Equipment Release (the “Equipment Release Fee Amount”); provided, however, that no payment of the Equipment Release Fee Amount shall be required in connection with the first five (5) Equipment Releases in any Equipment Release Period.

4. The Credit Agreement is hereby further modified and amended by deleting and restating Section 9 of the Credit Agreement, entitled “Equipment Loan”, in its entirety as follows:

9.
EQUIPMENT LOAN. Bank shall make one or more additional extensions of credit to Equipment Loan Borrower under the Equipment Loan in an aggregate amount not to exceed the maximum principal amount of the Equipment Loan to finance capital equipment expenditures, subject to the following terms and conditions:

(i)
Subject to the satisfaction of the conditions precedent set forth in subsection (iii) below, Bank shall make advances of principal under the Equipment Loan (each, an “Equipment Loan Advance”) to Equipment Loan Borrower from time to time until September 28, 2026 (the “Availability Period”); provided, however, that the principal amount of all outstanding Equipment Loan Advances shall not exceed the maximum principal amount of the Equipment Loan. The Equipment Loan shall be a revolving credit facility. Subject to all applicable provisions in this Agreement, each Term Note, and any and all other agreements between Equipment Loan Borrower and Bank related to the Equipment Loan, the Equipment Loan Borrower may borrow, pay, prepay and reborrow under the Equipment Loan at any time during the Availability Period, and any amount of principal that has been repaid under any Term Note may be reborrowed as an additional Equipment Loan Advance after such repayment. Equipment Loan Borrower may request Equipment Loan Advances not more than once per calendar quarter to reimburse Equipment Loan Borrower for equipment purchased in the preceding one hundred twenty (120) day period (or prior to such one hundred twenty (120) day period to the extent approved by PNC); and the preceding three hundred (300) day period for the initial Equipment Loan Advance after the date hereof; provided, however, that Equipment Loan Borrower may not request any Equipment Loan Advance in an amount less than $500,000.00.

(ii)
Each Equipment Loan Advance shall be evidenced by a separate term note (each, as modified, amended, renewed, restated or replaced from time to time, a “Term Note”) in the amount of each respective Equipment Loan Advance, made by all Equipment Loan Borrowers (jointly and severally as co-borrowers) payable to Bank in accordance with the terms thereof. Each Term Note shall (a) bear interest at a variable rate equal to 2.75% above the greater of (I) the Variable Loan Rate (as defined in the applicable Term Note), or (II) 0.00% (collectively, the “Equipment Loan Rate”), (b) be repaid in monthly payments of principal (calculated using an amortization period equal to the term of such Equipment Loan Advance) plus accrued and unpaid interest, and (c) mature on that date which is up to five (5) years after the date of the applicable Equipment Loan Advance memorialized thereby.

(iii)
Prior to the end of the Availability Period, Equipment Loan Borrower shall give Bank written notice (or telephonic notice promptly confirmed in writing) of each requested Equipment Loan Advance not less than ten (10) business days prior to the making of each Equipment Loan Advance requested. Each notice shall be irrevocable and shall specify the principal amount of such Equipment Loan Advance (provided, however, that no Equipment Loan Advance shall exceed one hundred percent (100%) of the cost of the Equipment Collateral financed thereby, as determined by Bank), as well as the proposed date of the closing of such Equipment Loan Advance. Upon the satisfaction of the following conditions, Bank will make the proceeds of each Equipment Loan Advance available to Equipment Loan Borrower on the date specified in the applicable notice by crediting an account maintained by Equipment Loan Borrower with Bank or, at Equipment Loan Borrower’s option, by delivering a wire transfer of such amount to an account designated by Equipment Loan Borrower to Bank: (1) no Event of Default, and no event that, with the giving of notice or the passage of time or both would constitute an Event of Default, shall have occurred and be continuing under the Transaction Documents; (2) Equipment Loan Borrower shall have delivered to Bank such information as Bank may reasonably request with respect to the Equipment Collateral financed with the proceeds of such Equipment Loan Advance, in form and substance satisfactory to Bank; and (3) Equipment Loan Borrower shall have executed and delivered to Bank, or caused to be executed and delivered to Bank) (A) the Term Note evidencing such Equipment Loan Advance, (B) a modification, supplement and/or joinder to the Security Agreement executed and delivered by the applicable Equipment Loan Borrower granting a security interest to Bank in the Equipment Collateral financed thereby, and (C) such other documents and/or instruments as Bank shall reasonably require, all in form and substance satisfactory to Bank. In amplification of the foregoing, Equipment Loan Borrower authorizes (both prospectively and retroactively) Bank to file financing statements, and any continuations and amendments thereof, with respect to the Equipment Collateral financed with the proceeds of each Equipment Loan Advance, without Equipment Loan Borrower’s signature and at Equipment Loan Borrower’s sole cost and expense.

C. Representations and Warranties; Acknowledgement of Balance. Borrower hereby represents and warrants that no Event of has occurred and is continuing, or would exist with notice or the lapse of time or both, under any of the Transaction Documents, and that all representations and warranties herein and in the other Transaction Documents are true and correct in all material respects. As of the date hereof and after giving effect to the closing of the $4,850,000.00 Equipment Loan Advance being made by Bank to Borrower simultaneously herewith, the aggregate principal amount of all outstanding Equipment Loan Advances is $15,558,402.98, plus accrued and unpaid interest and other sums due and payable in connection therewith.

IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, as hereby amended. Furthermore, Bank does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Transaction Documents in addition to any other rights and remedies Bank may have under the Credit Agreement or any of the other Transaction Documents.

Each Borrower promises and agrees to pay and perform all of its requirements, conditions and obligations under the terms of the Transaction Documents and the Credit Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of any of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Each Borrower expressly agrees that the Transaction Documents and the Credit Agreement are in full force and effect and that it has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Credit Agreement, as amended herein, or in any of the Transaction Documents to the Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

This Amendment shall be closed without cost to Bank and all expenses incurred in connection with this closing (including, without limitation, all attorneys’ fees) are to be paid by Borrower. Bank is not providing legal advice or services to Borrower.

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGES FOLLOW]

SECOND AMENDMENT TO SECOND AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

GPM INVESTMENTS, LLC,

GPM SOUTHEAST, LLC,

GPM1, LLC,

GPM2, LLC,

GPM3, LLC,

GPM4, LLC,

GPM5, LLC,

GPM6, LLC,

GPM8, LLC,

GPM9, LLC,

GPM Apple, LLC,

GPM Empire, LLC,

GPM Midwest, LLC,

GPM Midwest 18, LLC,

GPM RE, LLC,

Colonial Pantry Holdings, LLC,

Florida Convenience Stores, LLC,

Pride Operating, LLC,

Village Variety Store Operations, LLC,

each a Delaware limited liability company

By: /s/ Donald P. Bassell (SEAL)

Name: Donald P. Bassell

Title: Chief Financial Officer

By: /s/ Maury Bricks (SEAL)

Name: Maury Bricks

Title: General Counsel

VILLAGE PANTRY, LLC,

an Indiana limited liability company

By: /s/ Donald P. Bassell (SEAL)

Name: Donald P. Bassell

Title: Chief Financial Officer

By: /s/ Maury Bricks (SEAL)

Name: Maury Bricks

Title: General Counsel

SECOND AMENDMENT TO SECOND AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BANK:

M&T BANK,

a New York banking corporation

By: /s/ Drake A. Staniar (SEAL)

Name: Drake A. Staniar

Title: Senior Vice President